                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------
  CASE NAME:  AIRCRAFT LEASING, INC.                   ACCRUAL BASIS
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER:  400-42148-BJH-11                        02/13/95, RWD, 2/96
  ----------------------------------------

  ----------------------------------------
  JUDGE:  BARBARA J. HOUSER
  ----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                 CHIEF FINANCIAL OFFICER
  -------------------------------------------    -------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

  DREW KEITH                                             11/20/2001
  -------------------------------------------    -------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE

  PREPARER:

  /s/ Kevin K. Craig                             CONTROLLER, KITTY HAWK INC.
  -------------------------------------------    -------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  KEVIN K. CRAIG                                          11/20/2001
  -------------------------------------------    -------------------------------
  PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

     ---------------------------------------
     CASE NAME:  AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-1
     ---------------------------------------

     ---------------------------------------
     CASE NUMBER:  400-42148-BJH-11                 02/13/95, RWD, 2/96
     ---------------------------------------

     ---------------------------------------

     COMPARATIVE BALANCE SHEET
     -------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE             MONTH                MONTH             MONTH
                                                                     ---------------------------------------------------------
     ASSETS                                             AMOUNT            OCTOBER, 2001
     -------------------------------------------------------------------------------------------------------------------------
     1.      UNRESTRICTED CASH                           $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     2.      RESTRICTED CASH                             $         0       $   176,998                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     3.      TOTAL CASH                                  $         0       $   176,998                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     4.      ACCOUNTS RECEIVABLE (NET)                   $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     5.      INVENTORY                                   $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     6.      NOTES RECEIVABLE                            $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     7.      PREPAID EXPENSES                            $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     8.      OTHER (ATTACH LIST)                        ($33,904,344)     ($ 1,431,263)                $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     9.      TOTAL CURRENT ASSETS                       ($33,904,344)     ($ 1,254,265)                $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     10.     PROPERTY, PLANT & EQUIPMENT                 $81,907,719       $58,260,269                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     11.     LESS: ACCUMULATED
             DEPRECIATION / DEPLETION                    $33,669,772       $31,784,729                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     12.     NET PROPERTY, PLANT &
             EQUIPMENT                                   $48,237,946       $26,475,540                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     13.     DUE FROM INSIDERS                           $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     14.     OTHER ASSETS - NET OF
             AMORTIZATION (ATTACH LIST)                  $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     15.     OTHER (ATTACH LIST)                         $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     16.     TOTAL ASSETS                                $14,333,602       $25,221,275                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     -------------------------------------------------------------------------------------------------------------------------
     17.     ACCOUNTS PAYABLE                                              $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     18.     TAXES PAYABLE                                                 $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     19.     NOTES PAYABLE                                                 $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     20.     PROFESSIONAL FEES                                             $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     21.     SECURED DEBT                                                  $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     22.     OTHER (ATTACH LIST)                                           $ 4,013,030                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     23.     TOTAL POSTPETITION
             LIABILITIES                                                   $ 4,013,030                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     -------------------------------------------------------------------------------------------------------------------------
     24.     SECURED DEBT                                $ 2,811,382       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     25.     PRIORITY DEBT                               $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     26.     UNSECURED DEBT                              $         0       $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     27.     OTHER (ATTACH LIST)                         $ 1,300,001       $ 2,399,516                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     28.     TOTAL PREPETITION LIABILITIES               $ 4,111,383       $ 2,399,516                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     29.     TOTAL LIABILITIES                           $ 4,111,383       $ 6,412,546                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     EQUITY
     -------------------------------------------------------------------------------------------------------------------------
     30.     PREPETITION OWNERS' EQUITY                  $         0       $12,789,185                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     31.     POSTPETITION CUMULATIVE
             PROFIT OR (LOSS)                                              $ 6,019,544                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     32.     DIRECT CHARGES TO EQUITY
             (ATTACH EXPLANATION)                                          $         0
     -------------------------------------------------------------------------------------------------------------------------
     33.     TOTAL EQUITY                                $         0       $18,808,729                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
     34.     TOTAL LIABILITIES &
             OWNERS' EQUITY                              $ 4,111,383       $25,221,275                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------
                                                                           $         0                 $0                 $0
     -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

     -----------------------------------------
     CASE NAME:  AIRCRAFT LEASING, INC.           ACCRUAL BASIS-2
     -----------------------------------------

     -----------------------------------------
     CASE NUMBER:  400-42148-BJH-11                     02/13/95, RWD, 2/96
     -----------------------------------------

     ---------------------------------------
     INCOME STATEMENT
     ---------------------------------------------------------------------------------------------------------------------------
                                                   MONTH                  MONTH                 MONTH                QUARTER
                                              ------------------------------------------------------------
     REVENUES                                   OCTOBER, 2001                                                         TOTAL
     ---------------------------------------------------------------------------------------------------------------------------
     1.     GROSS REVENUES                           $969,000                    $0                    $0              $969,000
     ---------------------------------------------------------------------------------------------------------------------------
     2.     LESS:  RETURNS & DISCOUNTS               $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     3.     NET REVENUE                              $969,000                    $0                    $0              $969,000
     ---------------------------------------------------------------------------------------------------------------------------
     COST OF GOODS SOLD
     ---------------------------------------------------------------------------------------------------------------------------
     4.     MATERIAL                                 $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     5.     DIRECT LABOR                             $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     6.     DIRECT OVERHEAD                          $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     7.     TOTAL COST OF GOODS SOLD                 $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     8.     GROSS PROFIT                             $969,000                    $0                    $0              $969,000
     ---------------------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
     ---------------------------------------------------------------------------------------------------------------------------
     9.     OFFICER / INSIDER COMPENSATION           $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     10.    SELLING & MARKETING                      $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     11.    GENERAL & ADMINISTRATIVE                 $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     12.    RENT & LEASE                             $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     13.    OTHER (ATTACH LIST)                      $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     14.    TOTAL OPERATING EXPENSES                 $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     15.    INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                         $969,000                    $0                    $0              $969,000
     ---------------------------------------------------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     ---------------------------------------------------------------------------------------------------------------------------
     16.    NON-OPERATING INCOME (ATT. LIST)         $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     17.    NON-OPERATING EXPENSE (ATT. LIST)        $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     18.    INTEREST EXPENSE                         $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     19.    DEPRECIATION / DEPLETION                 $327,959                    $0                    $0              $327,959
     ---------------------------------------------------------------------------------------------------------------------------
     20.    AMORTIZATION                             $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     21.    OTHER (ATTACH LIST)                     ($327,959)                   $0                    $0             ($327,959)
     ---------------------------------------------------------------------------------------------------------------------------
     22.    NET OTHER INCOME & EXPENSES              $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ---------------------------------------------------------------------------------------------------------------------------
     23.    PROFESSIONAL FEES                        $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     24.    U.S. TRUSTEE FEES                        $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                      $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     26.    TOTAL REORGANIZATION EXPENSES            $      0                    $0                    $0              $      0
     ---------------------------------------------------------------------------------------------------------------------------
     27.    INCOME TAX                               $387,600                    $0                    $0              $387,600
     ---------------------------------------------------------------------------------------------------------------------------
     28.    NET PROFIT (LOSS)                        $581,400                    $0                    $0              $581,400
     ---------------------------------------------------------------------------------------------------------------------------
                                                     $      0                    $0                    $0

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-3
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42148-BJH-11                     02/13/95, RWD, 2/96
        --------------------------------------

        -------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                              MONTH             MONTH            MONTH                   QUARTER
                                                 --------------------------------------------------
        DISBURSEMENTS                               OCTOBER, 2001                                                  TOTAL
        -------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                 $176,998        $176,998         $176,998                $176,998
        -------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        -------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        -------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                               $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                              $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                  $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        -------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)            $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                            $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                       $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS              $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                            $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                      $176,998        $176,998         $176,998                $176,998
        -------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        -------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                               $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                        $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID             $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        15.    SECURED/RENTAL/LEASES                     $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                 $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                 $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                       $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                          $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                    $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                             $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                     $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                  $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                               $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                       $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS             $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        -------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                         $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                         $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                       $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES             $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                       $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                             $      0        $      0         $      0                $      0
        -------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                       $176,998        $176,998         $176,998                $176,998
        -------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

     ------------------------------------------
     CASE NAME:  AIRCRAFT LEASING, INC.             ACCRUAL BASIS-4
     ------------------------------------------

     ------------------------------------------
     CASE  NUMBER:  400-42148-BJH-11                    02/13/95, RWD, 2/96
     ------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE       MONTH                   MONTH                   MONTH
                                                            -----------------------------------------------------------
     ACCOUNTS  RECEIVABLE  AGING                  AMOUNT          OCTOBER,2001
     ------------------------------------------------------------------------------------------------------------------
     1.      0-30                                     $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     2.      31-60                                    $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     3.      61-90                                    $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     4.      91+                                      $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     5.      TOTAL ACCOUNTS RECEIVABLE                $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     6.      AMOUNT CONSIDERED UNCOLLECTIBLE          $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     7.      ACCOUNTS RECEIVABLE (NET)                $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------

     AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH: OCTOBER,2001
                                                                                            ------------------
     ------------------------------------------------------------------------------------------------------------------
                                       0-30         31-60        61-90                    91+
     TAXES  PAYABLE                    DAYS         DAYS          DAYS                   DAYS                    TOTAL
     ------------------------------------------------------------------------------------------------------------------
     1.      FEDERAL                      $0           $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     2.      STATE                        $0           $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     3.      LOCAL                        $0           $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     4.      OTHER(ATTACH LIST)           $0           $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     5.      TOTAL TAXES PAYABLE          $0           $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
     6.      ACCOUNTS PAYABLE             $0           $0           $0                      $0                      $0
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------
     STATUS  OF  POSTPETITION  TAXES                                                  MONTH: OCTOBER,2001
                                                                                             --------------------
     ------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING          AMOUNT                             ENDING
                                                      TAX           WITHHELD AND/         AMOUNT            TAX
     FEDERAL                                        LIABILITY*        0R ACCRUED           PAID          LIABILITY
     ------------------------------------------------------------------------------------------------------------------
     1.      WITHHOLDING**                               $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     2.      FICA-EMPLOYEE**                             $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     3.      FICA-EMPLOYER**                             $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     4.      UNEMPLOYMENT                                $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     5.      INCOME                                      $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     6.      OTHER(ATTACH LIST)                          $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     7.      TOTAL FEDERAL TAXES                         $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL

     ------------------------------------------------------------------------------------------------------------------
     8.      WITHHOLDING                                 $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     9.      SALES                                       $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     10.     EXCISE                                      $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     11.     UNEMPLOYMENT                                $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     12.     REAL PROPERTY                               $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     13.     PERSONAL PROPERTY                           $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     14.     OTHER (ATTACH LIST)                         $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     15.     TOTAL STATE & LOCAL                         $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------
     16.     TOTAL TAXES                                 $0               $0                $0                      $0
     ------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

                                                     Monthly Operating Report

    -----------------------------------------
    CASE NAME: AIRCRAFT LEASING, INC.           ACCRUAL BASIS-5
    -----------------------------------------

    -----------------------------------------
    CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
    -----------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: OCTOBER, 2001
    --------------------------------------------------               ----------------------------------------------------
    BANK RECONCILIATIONS
                                                            Account #1         Account #2      Account #3
    ---------------------------------------------------------------------------------------------------------------------
    A.      BANK:
    ------------------------------------------------------------------------------------------------------
    B.      ACCOUNT NUMBER:                                                                                    TOTAL
    ------------------------------------------------------------------------------------------------------
    C.      PURPOSE (TYPE):
    ---------------------------------------------------------------------------------------------------------------------
    1.    BALANCE PER BANK STATEMENT                                $0                                        $      0
    ---------------------------------------------------------------------------------------------------------------------
    2.    ADD: TOTAL DEPOSITS NOT CREDITED                          $0                                        $      0
    ---------------------------------------------------------------------------------------------------------------------
    3.    SUBTRACT: OUTSTANDING CHECKS                              $0                                        $      0
    ---------------------------------------------------------------------------------------------------------------------
    4.    OTHER RECONCILING ITEMS                                   $0                                        $      0
    ---------------------------------------------------------------------------------------------------------------------
    5.    MONTH END BALANCE PER BOOKS                               $0                  $0    $        0      $      0
    ---------------------------------------------------------------------------------------------------------------------
    6.    NUMBER OF LAST CHECK WRITTEN
    ---------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------
    INVESTMENT ACCOUNTS

    ---------------------------------------------------------------------------------------------------------------------
                                                             DATE OF            TYPE OF         PURCHASE      CURRENT
    BANK, ACCOUNT NAME & NUMBER                             PURCHASE          INSTRUMENT         PRICE         VALUE
    ---------------------------------------------------------------------------------------------------------------------
    7.    BANK ONE TRUST (ESCROW) 6801456800*               1/3/2000         MONEY MARKET     $3,625,000      $      0
    ---------------------------------------------------------------------------------------------------------------------
    8.    HSBC Bank USA (ESCROW) #10-876110                6/19/2000         MONEY MARKET     $3,560,463      $176,998
    ---------------------------------------------------------------------------------------------------------------------
    9.
    ---------------------------------------------------------------------------------------------------------------------
    10.
    ---------------------------------------------------------------------------------------------------------------------
    11.   TOTAL INVESTMENTS                                                                                   $176,998
    ---------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------
    CASH

    ---------------------------------------------------------------------------------------------------------------------
    12.   CURRENCY ON HAND                                                                                    $      0
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------
    13.   TOTAL CASH - END OF MONTH                                                                           $176,998
    ---------------------------------------------------------------------------------------------------------------------
                                                                                                              $      0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   ------------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-6
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
   ------------------------------------------

                                                   MONTH: OCTOBER, 2001

   ------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
   CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                   INSIDERS
   -----------------------------------------------------------------------------
                             TYPE OF            AMOUNT             TOTAL PAID
            NAME             PAYMENT             PAID               TO DATE
   -----------------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   -----------------------------------------------------------------------------
   2.
   -----------------------------------------------------------------------------
   3.
   -----------------------------------------------------------------------------
   4.
   -----------------------------------------------------------------------------
   5.
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                               $0                   $0
   -----------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
   --------------------------------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                                      TOTAL
                        ORDER AUTHORIZING       AMOUNT                 AMOUNT            TOTAL PAID         INCURRED
            NAME             PAYMENT           APPROVED                 PAID              TO DATE           & UNPAID *
   --------------------------------------------------------------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   --------------------------------------------------------------------------------------------------------------------------
   2.
   --------------------------------------------------------------------------------------------------------------------------
   3.
   --------------------------------------------------------------------------------------------------------------------------
   4.
   --------------------------------------------------------------------------------------------------------------------------
   5.
   --------------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                           $0                   $0                    $0                $0
   --------------------------------------------------------------------------------------------------------------------------

   *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
                                             SCHEDULED      AMOUNTS
                                              MONTHLY        PAID            TOTAL
                                             PAYMENTS       DURING           UNPAID
             NAME OF CREDITOR                  DUE          MONTH         POSTPETITION
   --------------------------------------------------------------------------------------------
   1.   FIRST SOURCE BANK (865001)                  $0            $0                  $0
   --------------------------------------------------------------------------------------------
   2.   FIRST SOURCE BANK (RPS)                     $0            $0                  $0
   --------------------------------------------------------------------------------------------
   3.   FIRST SOURCE BANK (AIA)                     $0            $0                  $0
   --------------------------------------------------------------------------------------------
   4.                                                                                 $0
   --------------------------------------------------------------------------------------------
   5.                                                                                 $0
   --------------------------------------------------------------------------------------------
   6.   TOTAL                                       $0            $0                  $0
   --------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.       ACCRUAL BASIS-7
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        --------------------------------------

                                                 MONTH: OCTOBER, 2001
                                                        -------------------

        -------------------------------------------------
        QUESTIONNAIRE

        ------------------------------------------------------------------------------------------------------
                                                                                YES                NO
        ------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                    X
               THE  NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
        ------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                     X
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
        ------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                               X
               LOANS) DUE FROM RELATED PARTIES?
        ------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                              X
               THIS REPORTING PERIOD?
        ------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                    X
               DEBTOR FROM ANY PARTY?
        ------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                        X
        ------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                  X
               PAST DUE?
        ------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                    X
        ------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                          X
        ------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                      X
               DELINQUENT?
        ------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                     X
               REPORTING PERIOD?
        ------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                     X
        ------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        2a) Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)
        ------------------------------------------------------------------------
             Due to timing of G/L closing, bank info was not available for details of Trustee expenditures (to be posted in next month).
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        -------------------------------------------------
        INSURANCE
        ------------------------------------------------------------------------------------------------------
                                                                                     YES                NO
        ------------------------------------------------------------------------------------------------------

        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                 X
               NECESSARY INSURANCE COVERAGES IN EFFECT?
        ------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                 X
        ------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------
                                                     INSTALLMENT PAYMENTS
        ------------------------------------------------------------------------------------------------------
                    TYPE OF                                                            PAYMENT AMOUNT
                     POLICY                       CARRIER           PERIOD COVERED     & FREQUENCY
        ------------------------------------------------------------------------------------------------------
        ------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
        -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    ------------------------------------------------
    CASE NAME:  AIRCRAFT LEASING, INC.                 FOOTNOTES SUPPLEMENT
    ------------------------------------------------

    ------------------------------------------------
    CASE  NUMBER:  400-42148-BJH-11                    ACCRUAL BASIS
    ------------------------------------------------

                                          MONTH:             OCTOBER, 2001
                                                    ----------------------------


    -----------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS     LINE
      FORM NUMBER     NUMBER                        FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
           2             13        SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
           3              8        All cash received into the subsidiary cash account is swept
    -----------------------------------------------------------------------------------------------------------------
                                     each night to Kitty Hawk, Inc. Master Account
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
           3             31        All disbursements (either by wire transfer or check), including payroll, are
    -----------------------------------------------------------------------------------------------------------------
                                     disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -----------------------------------------------------------------------------------------------------------------
                                     account.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
           4              6        All assessments of uncollectible accounts receivable are done
    -----------------------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    -----------------------------------------------------------------------------------------------------------------
                                     down to Inc.'s subsidiaries as deemed necessary.
    ------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
           7           Insr 3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    -----------------------------------------------------------------------------------------------------------------
                                     subsidiaries. Therefore, they are listed here accordingly.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
           7           Qust 2      Due to timing of G/L closing, bank statement info was not available for details
    -----------------------------------------------------------------------------------------------------------------
                                     of Trustee expenditures (to be posted in next G/L period).
    -----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report

     --------------------------------------
      CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL  BASIS-Attachment
     --------------------------------------

     --------------------------------------
      CASE NUMBER: 400-42148-BJH-11
     --------------------------------------

                                                      MONTH: OCTOBER, 2001
                                                             ------------------


       MOR #      ITEM #       LIST OR EXPLANATION

      1 - BS        8          a) $50,000 Deposit for Retainer & Legal Fees
                               from Bank One Trust to Lessor's Counsel
                               b) ($1,481,263) Intercompany Cummulative
                               Receivable/Payable Credit Balance

      1 - BS        22         a) $4,013,030 Accrued Federal Income Taxes
                               (Post-petition)

      1 - BS        27         a) $2,399,516 Accrued Taxes Payable
                               (Pre-petition)

      2 - IS        13


      2 - IS        16         a) $0 Interest Income (from HSBC -Escrow account)
                               Due to timing of G/L closing, bank info was not available for details of Trustee expenditures
                               (to be posted in next month).

      2 - IS        21         a) ($327,959) Credit for Allocation of A/C Costs
                               to KH Cargo (vs I/C)


      3 - CF        8          a) $0 Interest Income (from HSBC -Escrow account)
                               b) $0 I/C Transfer to HSBC -Escrow account from
                               KH Int'l Sale Procedes account
                               Due to timing of G/L closing, bank info was not available for details of Trustee expenditures
                               (to be posted in next month).


      4 - AP        T6         a) Federal Income Taxes are now shown as Other

                               Accrued Liabilities (due to deferred tax credits)


      7 - QA        2          a) $0 Disbursement to Successor Trustee of
                               (HSBC-Escrow) account for Professional Fees,
                               Transfer to KH Inc & KH Int'l
                               Due to timing of G/L closing, bank info was not available for details of Trustee expenditures
                               (to be posted in next month).

-------------------------------------------------------------------------------